SUPPLEMENT DATED JULY 31, 2001
                              TO THE PROSPECTUS OF
                         FRANKLIN VALUE INVESTORS TRUST
    (FRANKLIN BALANCE SHEET INVESTMENT FUND, FRANKLIN LARGE CAP VALUE FUND,
             FRANKLIN MICROCAP VALUE FUND AND FRANKLIN VALUE FUND)
                               DATED MARCH 1, 2000
               AS SUPPLEMENTED MARCH 28, 2001 AND JULY 1, 2001.

The prospectus is amended as follows:

I. For the MicroCap Value Fund under the "Goal and Strategies" section on page 14, the following paragraphs are added:

 When the Fund's assets total $300 million or on August 9, 2001, at the close of market, whichever occurs last, no new accounts will be accepted. If you are a shareholder of record at that time, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions; however effective October 1, 2001, exchanges into the Fund will not be allowed. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

II. For the MicroCap Value Fund, under the "Main Investment Strategies" section beginning on page 14, the first and fifth paragraphs will be replaced with the following on September 1, 2001:

 MAIN INVESTMENT STRATEGIES The Fund normally invests at least 65% of its net assets in equity securities of companies with market capitalization (the total market value of a company's outstanding stock) under $300 million at the time purchased by the Fund ("micro cap") that the Fund's manager believes are currently undervalued and have the potential for significant capital appreciation. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest up to 35% of its net assets in securities of companies which have market capitalization in excess of $300 million.

              Please keep this supplement for future reference.